UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

and

Rule 14c thereunder

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

PhoneBrasil International, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PhoneBrasil International, Inc.

3001 PGA Boulevard, Suite 305

Palm Beach Gardens, FL 33410

Telephone: (561) 686-3307

INFORMATION STATEMENT

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

GENERAL INFORMATION

Why am I receiving these materials?

This Information Statement is mailed or furnished to the holders of record of the outstanding common stock of PhoneBrasil International, Inc., a New Jersey corporation (the “Company”) in connection with the action by written consent of shareholders taken without a meeting to (i) ratify and approve (the “Ratification”) certain prior amendments to the Company’s Certificate of Incorporation filed with the New Jersey Secretary of State or the Department of the Treasury, as applicable, between March 1991 and September 30, 2020 (the “Prior Amendments”), and (ii) approve an Amended and Restated Certificate of Incorporation of the Company to, among other things, (A) increase the Company’s authorized common stock from 300,000,000 shares to 1,650,000,000 shares (the “Authorized Common Stock Increase”) and (B) ratify to the extent necessary and give the required notice to non-consenting shareholders of the September 30, 2020 Restated Certificate of Incorporation (the “2020 Amendment”) and (C) clarify the ambiguities in the Certificate of Incorporation (the “Clarifying Amendments”). The Prior Amendments are attached hereto as Appendix A. The 2020 Amendment is attached as Appendix B. The Amended and Restated Certificate of Incorporation is attached hereto as Appendix C.

You are urged to read this Information Statement carefully and in its entirety for a description of the Ratification, the 2020 Amendment, the Authorized Common Stock Increase, the Clarifying Amendments and other information regarding the actions taken by written consent of the Company’s shareholders.

This Information Statement is first being mailed on or about August 3, 2021. Pursuant to the New Jersey Business Corporations Act (the “NJBCA”), the Company is required to provide prompt notice to the shareholders who have not consented in writing.

What action was taken by written consent?

The Company obtained written consent by DR Shell, LLC which is the holder of approximately 62% of the Company’s outstanding common stock (the “Majority Shareholder”), approving the Ratification, the 2020 Amendment, the Authorized Common Stock Increase and the Clarifying Amendments.

When is the record date?

The close of business on July 23, 2021 is the record date (the “Record Date”) for the determination of the shareholders entitled to consent and to receive this Information Statement.

What constitutes the voting power of the Company?

On the Record Date, the date we received the consent of the holders of more than a majority of our outstanding voting power, there were 29,034,000 shares of common stock outstanding. Each share of common stock is entitled to one vote. Our Majority Shareholder owns 18,000,000 shares of common stock and voted all these shares in favor of the proposals. We have been unable to determine if the former principal shareholder approved the 2020 Amendment at a meeting or by consent, and if the approval occurred prior to August 14, 2020 which was the date our common stock became registered under the Securities Exchange Act of 1934 (“Exchange Act”). Accordingly, our counsel has advised us that regardless of whether there was a failure to comply with the Exchange Act and Rules thereunder, the voting of the common stock was legally sufficient to approve the Restated Certificate. However, an Information Statement was not provided to non-consenting shareholders as required by the Rules of the Securities and Exchange Commission (the “SEC”) if the meeting or consent occurred after August 14, 2020. Moreover, it is clear that the Company did not file a required Form 8-K after the 2020 Amendment was filed. For this reason, we are giving to our shareholders notice of the shareholders action assuming it was done by written consent.

What vote was obtained to approve the Ratification, the 2020 Amendment, the Authorized Common Stock Increase and the Clarifying Amendments described in this Information Statement?

In accordance with our Bylaws, a majority of the outstanding voting power entitled to vote is required to approve the Ratification, the 2020 Amendment, the Authorized Common Stock Increase and the Clarifying Amendments. On July 23, 2021, shareholder approval was obtained via written consent of our Majority Shareholder.

As provided above, the Majority Shareholder holding 18,000,000 shares of common stock (a majority of the outstanding voting power) executed a written consent to approve the Ratification, the 2020 Amendment, the Authorized Common Stock Increase and the Clarifying Amendments.

Therefore, a special meeting of shareholders to approve the Ratification, the 2020 Amendment, the Authorized Common Stock Increase and the Clarifying Amendments is unnecessary. If shareholders had been provided an opportunity to vote at a meeting, an affirmative vote of a majority of the outstanding voting power would also have been required.

When will the Ratification, the 2020 Amendment, the Authorized Common Stock Increase and the Clarifying Amendments be effective?

The Ratification, the 2020 Amendment, the Authorized Common Stock Increase and the Clarifying Amendments will not be considered effective until at least 20 calendar days after the mailing of this Information Statement to our shareholders. The Company anticipates filing the Amended and Restated Certificate of Incorporation as soon as possible after the expiration of the 20 calendar day period.

Who is paying the cost of this Information Statement?

The entire cost of furnishing this Information Statement will be paid by the Company.

Does any person have an interest in the approval of the Ratification, the Authorized Common Stock Increase and the Clarifying Amendments?

Yes. The Majority Shareholder controlled by Ross DiMaggio (the Company’s Chief Executive Officer, Principal Financial Officer, Treasurer, Secretary and sole director) and by David Unger, is the owner of 10,000,000 shares of Preferred Stock, par value $0.000001 per share (the “Preferred Stock”) convertible into a total of 300,000,000 shares of common stock. Currently the Company does not have sufficient authorized common stock for all of the Preferred Stock to convert into common stock. Following the effectiveness of the Amended and Restated Certificate of Incorporation, the Company would have sufficient number of shares of authorized common stock for all of the Preferred Stock to be converted should the Majority Shareholder choose to do so.

No Dissenters’ Rights

Neither the NJBCA nor our Certificate of Incorporation provide our shareholders with dissenters’ rights in connection with any of the matters approved by our Majority Shareholder. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the Amended and Restated Certificate of Incorporation, even if a shareholder has not been given an opportunity to vote.

RATIFICATION OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Background and Reasons for the Ratification

On July 23, 2021, the Board and the Majority Shareholder holding 18,000,000 shares of common stock, or approximately 62% of outstanding common stock, the outstanding voting power, executed a written consent ratifying the following amendments to the Certificate of Incorporation (each a “Prior Amendment” and together, the “Prior Amendments”):

(i)	the amendment to increase the number of authorized shares of the Company from 1,000,000 shares to 6,000,000 shares filed with the New Jersey Secretary of State on March 25, 1991;

(ii)	the amendment to change the name of the Company from Donald Utz Engineering, Inc. to Utz Engineering, Inc. filed with the New Jersey Secretary of State on April 3, 1991;

(iii)	the amendment to provide that the Board shall be classified filed with the New Jersey Secretary of State on April 3, 1991;

(iv)	the amendment to change the number of directors comprising the Board from three to two filed with the New Jersey Department of Treasury on July 11, 2001;

(v)	the amendment to change the name of the Company from Utz Engineering, Inc. to Utz Technologies, Inc. filed with the New Jersey Department of Treasury on January 17, 2002;

(vi)	the amendment to declassify the Board and change the number of directors comprising the Board from two to three filed with the New Jersey Department of Treasury on February 3, 2003;

(vii)	the amendment to change the name of the Company from Utz Technologies, Inc. to PhoneBrasil International, Inc. filed with the New Jersey Department of Treasury on May 22, 2007;

(viii)	the amendment to increase the number of authorized shares of the Company from 6,000,000 shares to 30,000,000 shares filed with the New Jersey Department of Treasury on May 22, 2007; and

(ix)

the Restated Certificate of Incorporation, as corrected by a Certificate of Correction filed on January 19, 2021, provides that the Company shall be authorized to issue 310,000,000 shares of stock, par value $0.000001 per share, and to authorize the issuance of 10,000,000 shares of preferred stock, par value $0.000001 per share, with each share of preferred stock convertible into 30 shares of common stock. It was filed with the New Jersey Department of Treasury on September 30, 2020. As stated above, the circumstances surrounding the approval of the 2020 Amendment are unclear so we are seeking the ratification of the 2020 Amendment if required and providing the required notice under New Jersey law, which requires prompt notice and under the Exchange Act Rules which require notice of shareholder action taken outside of a meeting.

The Prior Amendments are attached hereto as Appendix A and the 2020 Amendment is attached separately as Appendix B. Other than as stated in the Prior Amendments and the 2020 Amendment, the corporate records of the Company currently do not contain evidence such as Board and shareholder minutes or consents of the approval of the Prior Amendments or the 2020 Amendment by the Board or the shareholders of the Company.

Purpose of the Ratification

Except for the 2020 Amendment, the Prior Amendments date back to the early 1990s and any Board and shareholder records approving the corporate actions are unavailable. The Company expects that it will in the future need clearance from the Financial Industry Regulatory Authority (“FINRA”) for one or more corporate actions, and may be required to provide evidence of Board and shareholder approvals in connection with obtaining such clearance. The Company has encountered difficulties in getting information from and filing documents with the New Jersey Department of Treasury. Effecting the Ratification of Prior Amendments, including the 2020 Amendment, at this time would allow the Company to avoid delays related to the shareholder approval process if FINRA requests copies of the consents. Of course, ratification of the 2020 Amendment is needed since we increased our authorized common stock beyond the 30,000,000 shares of authorized common stock prior to that time and added the preferred stock authorization. Ratification removes any uncertainties arising from the adoption of the 2020 Amendment.

Effective Date

The Ratification, including the 2020 Amendment to the extent it requires approval, will not become effective until 20 calendar days from the date this Information Statement is mailed to our shareholders.

APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

1.	Authorized Common Stock Increase from 300,000,000 shares to 1,650,000,000 Shares

On July 23, 2021, the Board of Directors of the Company and the Majority Shareholder approved an Amended and Restated Certificate of Incorporation of the Company which included among other things a provision pursuant to which the number of shares of common stock the Company is authorized to issue shall be increased from 300,000,000 shares to 1,650,000,000 shares.

Background and Reasons for the Authorized Common Stock Increase

Under our Certificate of Incorporation, the Company is currently authorized to issue up to 300,000,000 shares of common stock, par value $0.000001 per share, and 10,000,000 shares of Preferred Stock, par value $0.000001 per share. As of the close of business on the Record Date, there were (i) 29,034,000 shares of common stock and (i) 10,000,000 shares of Preferred Stock issued and outstanding. Each share of Preferred Stock is convertible into 30 shares of common stock.

The Company continues to negotiate with Mikab Corporation (“Mikab”) and Novation Enterprises, LLC a proposed reverse merger via a share exchange in which the shareholders of Mikab would acquire control of the Company, as previously disclosed in the Company’s Current Report on Form 8-K filed on June 4, 2021 (the “Share Exchange”). There is no assurance that the Share Exchange will be completed. As the Company is a shell company with no assets or material liabilities, if the Share Exchange does not close, the Company expects to continue to seek new business opportunities or to engage in a merger or acquisition.

The closing of the Share Exchange is not conditioned on effecting the Authorized Common Stock Increase or any other corporate action which is the subject matter of this Information Statement.

In order to permit the Company to have sufficient authorized common stock for issuance of the outstanding Preferred Stock, to raise capital or issue its common stock for other business purposes, the Company needs to increase the number of shares of its authorized common stock for issuance under its Certificate of Incorporation. As a result of the increase in authorized common stock, the Company will be able to issue shares from time-to-time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring businesses and providing equity incentives to employees.

If the Authorized Common Stock Increase is effected, we will have a total of 1,650,000,000 shares of authorized common stock, with 29,034,000 shares of common stock issued and outstanding, and 300,000,000 shares reserved for issuance upon conversion of the outstanding Preferred Stock, leaving a balance of 1,320,966,000 shares of common stock authorized and not reserved for any specific purpose.

Purpose of the Authorized Common Stock Increase

The Board believes it to be in the best interest of the Company to increase the number of shares of common stock the Company is authorized to issue in order to give the Company greater flexibility in completing an acquisition and addressing its future general corporate needs, including, but not limited to, the offer and sale of common stock in one or more registered public offerings, or private placements, and issuance of shares of capital stock in strategic transactions. The Board believes that additional authorized shares of capital stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to the Company. The authorized but unissued shares of common stock will be issued at the direction of the Board, without shareholder approval unless required by applicable law.

Rights of Additional Authorized Shares of Common Stock

Any newly authorized shares of common stock will have the same rights as the shares of common stock now authorized and outstanding. The Authorized Common Stock Increase will not affect the rights of current holders of common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Future Issuances of Common Stock

The Board has no current plans to issue any additional shares of common stock following the effectiveness of the Amended and Restated Certificate of Incorporation.

Potential Adverse Effects of the Authorized Common Stock Increase

Effectiveness of the Amended and Restated Certificate of Incorporation to effect the Authorized Common Stock Increase alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing shareholders. However, any issuance of common stock at the direction of the Board in the future, generally without obtaining shareholder approval (unless specifically required by applicable law) may, among other things, result in dilution to our shareholders at the time such additional shares are issued. Both, the proposed share exchange or another acquisition can be closed without the approval of the Company’s shareholders.

Additionally, an increase in the number of authorized shares of common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its shareholders. However, the Board does not deem the proposed Common Stock Increase as an anti-takeover measure.

2.	The Right of the Board of Directors to Designate the Number of Shares of Any Series of Preferred Stock and Determine the Relative Rights, Preferences and Limitations of Preferred Stock without Shareholder Approval

Background and Reasons for the Amendment

The NJBCA provides that the determination of the designation and the number of shares of any class or series, the determination of the relative rights, preferences and limitations of the shares of any class or series, and any or all of such divisions and determinations may be made by action of the board of directors without shareholder approval if the Certificate of Incorporation authorizes the board of directors to make such divisions and determinations.

Under our Certificate of Incorporation, the Company is currently authorized to issue up to 10,000,000 shares of Preferred Stock.

On September 30, 2020, the Company filed with the New Jersey Department of State the Restated Certificate of Incorporation (the “Restated Certificate”) to (i) increase the authorized common stock from 30,000,000 shares to 300,000,000 shares, as later corrected by a certificate of correction, and (ii) authorize the Company to issue up to 10,000,000 shares of Preferred Stock convertible into common stock at the conversion ratio of 30 shares of common stock for one share of Preferred Stock. The provision regarding the right of the Board to designate the number of shares and determine the relative rights, preferences, and limitations of the shares of any class or series of Preferred Stock without the need for shareholder approval was inadvertently omitted from the Restated Certificate.

Purpose of the Amendment

The Board deems it to be in the best interest of the Company to correct the inadvertent omission in the Certificate of Amendment by authorizing the Board to designate the number of shares and determine the relative rights, preferences, and limitations of the shares of any class or series of Preferred Stock without the need for shareholder approval. This would allow the Company to save the future legal fees and costs of mailing in connection with designating any series of Preferred Stock.

3.	Procedure for the Approval of Amendments to the Certificate of Incorporation Related Solely to the Terms of One or More Series of Outstanding Preferred Stock

Background and Reasons for the Amendment

Section 4(c)(3) of the Amended and Restated Certificate of Incorporation provides that, except to the extent required by applicable law, the holders of the Company’s common stock shall not be entitled to vote on the approval of any amendment to the Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the amended and restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).

As of the Record Date, the Company had 10,000,000 shares of Preferred Stock outstanding. While the Company does not believe it is likely the failure to give any required notice affects the validity of the Preferred Stock, the Board has ratified and approved its issuance following expiration of the 20 day period.

Following the effectiveness of the Amended and Restated Certificate of Incorporation, if the Company wishes to amend the terms of any outstanding Preferred Stock, in order to be approved such amendment or amendments will only need the approval of the majority in voting power of the outstanding Preferred Stock sought to be amended unless otherwise provided.

The Purpose of the Amendment

The Board deems it to be in the best interest of the Company to amend the Certificate of Incorporation by adding the provision regarding the vote required for the approval of any amendment to the Certificate of Incorporation (including any Certificate of Designation relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of Preferred Stock.

Effective Date

The Amended and Restated Certificate of Incorporation will not become effective until 20 calendar days from the date this Information Statement is mailed to our shareholders.  Upon the expiration of the 20 calendar day period, we anticipate filing the Amended and Restated Certificate of Incorporation at such time as management deems appropriate. A form of the Amended and Restated Certificate of Incorporation is attached as Appendix C.

Voting Securities and Principal Holders Thereof

The following table sets forth as of the Record Date, certain information known to us with respect to the beneficial ownership of the Company’s voting securities by (i) each person who is known by us to own of record or beneficially own more than 5% of the outstanding common stock, (ii) each of the Company’s directors and executive officers, and (iii) all of the Company’s directors and its executive officers as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o PhoneBrasil International, Inc., 3001 PGA Boulevard, Suite 305, Palm Beach Gardens, FL 33410, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)		Percent Beneficially Owned (1)
Named Executive Officers and Directors:
Common Stock	Ross DiMaggio (2)	318,000,000	(3)	96.65%

Officers and Directors as a group (1 person)
Common Stock		318,000,000	(3)	96.65%

5% Shareholders:
Common Stock	DR Shell, LLC (2)	318,000,000	(3)	96.65%
Common Stock	Anderson A. Dias (4)	6,500,000		22.39%

(1)	Applicable percentages are based on 29,034,000 shares of common stock outstanding as of the Record Date according to the records of Worldwide Stock Transfer, LLC, the Company’s transfer agent. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, convertible notes and convertible preferred stock currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, and preferred stock exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(2)	Mr. DiMaggio is the Chief Executive Officer, the Principal Financial Officer, and the sole director of the Company. Mr. DiMaggio and David Unger are the members of the Majority Shareholder and share the investment and voting power with respect to the shares of common stock owned by the Majority Shareholder.

(3)

Consists of (i) 18,000,000 shares of common stock, and (ii) 300,000,000 shares of common stock issuable upon conversion of the outstanding shares of Preferred Stock (assuming the Authorized Common Stock Increase is effected within 60 days from the Record Date), in each case owned by DR Shell LLC, of which Mr. DiMaggio is the manager. Without giving effect to the Authorized Common Stock Increase, only up to 270,966,000 shares of common stock may be issued upon conversion of the outstanding shares of Preferred Stock.

(4)	Address is 3403 NW 82nd Ave. Ste. 104, Doral, FL 33122. Based upon a shareholders list dated July 20, 2021.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and changes in ownership of the Company’s Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us none of Company’s directors, executive officers, and persons who own more than 10% of the Company’s common stock failed to comply with Section 16(a) filing requirements, except the Form 3 for Mr. David Lazar, our former Chief Executive Officer, and Form 4 for Mr. Lazar, reporting the sale of the Company’s common stock and Preferred Stock to our Majority Shareholder were not filed.

Where You Can Find More Information

We are an Exchange Act reporting company and are required to file periodic reports on Form 10-K and 10-Q and current reports on Form 8-K. The SEC maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov.

Delivery of Documents to Security Holders Sharing an Address

If you and one or more shareholders share the same address, it is possible that only one Information Statement was delivered to your address.  Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may call the Company at (561) 686-3307 or mail a request to receive separate copies to PhoneBrasil, Inc., 3001 PGA Boulevard, Suite 305, Palm Beach Gardens, FL 33410, Attention: Corporate Secretary, and we will promptly deliver the Information Statement to you upon your request.  Shareholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

By order of the Board of Directors

/s/ Ross DiMaggio
Ross DiMaggio
Chief Executive Officer and Director
August 3, 2021

APPENDIX A

Prior Amendments to Certificate of Incorporation

ADB

FILED

MAR 25 1991

JOAN HABERLE
Secretary of State
0687264

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF DONALD UTZ ENGINEERING, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of **Donald Utz Engineering, Inc.** and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the authorized shares of the Corporation are One Million (1,000,000) Shares.

SECOND: The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Six Million (6,000,000) Shares, to be effective upon filing hereof.

THIRD: The amendment was adopted on the 27th day of September, 1990, with 508,000 shares voting in favor of the amendment, 21,500, voting against, and 1,000 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 27th day of September, 1990.

ATTEST:

Frank Colonese
FRANK COLONESE
Secretary

Donald L. Utz
DONALD L. UTZ
President

91 MAR 25 AM 10:35
DEPARTMENT OF STATE
RECORDS SECTION
COMPLETED

S 143028-350882000

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120478

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON April 3, 1991 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY
HAND AND AFFIXED MY OFFICIAL SEAL AT
TRENTON, THIS
May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

NCB
FILED

APR 3 1991

JOAN HABERLE
Secretary of State
0687958

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION
OF
DONALD UTZ ENGINEERING, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of **Donald Utz Engineering, Inc.** and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the name of the Corporation is **DONALD UTZ ENGINEERING, INC.**

SECOND: The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is **UTZ ENGINEERING, INC.**, effective upon filing hereof.

THIRD: The amendment was adopted on the 27th day of September, 1990, by majority vote of Shareholders. There were 905,000 shares with voting rights; 527,000 shares voted in favor of the amendment, 3,500 shares voted against the amendment and 374,500 shares were not represented at the meeting of shareholders, either in person or by proxy.

FOURTH: The Certificate of Incorporation is hereby amended to provide that the Board of Directors shall be classified as follows:

Class	Number of Directors In Class	Term of Office of Directors Elected At This Annual Mtg.	Expiration of Term of Director Elected at Subsequent Annual Mtg
I	1	9/30/93, and until a successor is elected	3 Years
II	1	9/30/92, and until a successor is elected	3 Years
III	1	9/30/91, and until a successor is elected	3 Years

91 APR -3 AM 10:56

DEPARTMENT OF STATE RECORDS SECTION COMPLETED

S 143028-350882000

FIFTH: This amendment was adopted on the 27th day of September, 1990, with 510,500 shares of the corporation voting in favor of the amendment, 19,000 voting against, and 1,000 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 27th day of September, 1990.

ATTEST:

Frank Colonese

FRANK COLONESE
Secretary

Donald Utz

DONALD L. UTZ
President

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120479

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A CHANGE OF REGISTERED AGENT ON April 27, 1994 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

NJ DIVISION OF COMMERCIAL RECORDING

AGENT CERTIFICATE OF CHANGE
REGISTERED NAME OR ADDRESS, OR BOTH

This form may be used by domestic and foreign, profit and non-profit corporations and limited partnerships to change an agent name or address or both. If a P.O. box is used for registered address, the street address must be included. **Return this form with a $10 check made out to the Secretary of State.** Write the corporate/limited partnership number on the top left of your check.

CORPORATION/LIMITED PARTNERSHIP NAME AND NUMBER

UTZ ENGINEERING, INC. 3508-8200-00

STATE OF ORIGINAL FILING

NJ 0918659

IMPORTANT-INCLUDE INFORMATION ON BOTH THE PRIOR & NEW AGENT

PRIOR AGENT NAME

ROBERT J. WOEHLING

PRIOR AGENT ADDRESS

STREET	CITY	STATE	ZIP
50 ELMER STREET	WESTFIELD	NJ	07090

MAR 16 1994

NEW AGENT NAME

FRANK COLONESE UTZ ENGINEERING INC

NEW AGENT ADDRESS

STREET	CITY	STATE	ZIP
101 INDUSTRIAL EAST	CLIFTON	N.J.	07012

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, the changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

AUTHORIZED SIGNATURE & TITLE Frank Colonese DATE

CHAIRMAN OF BOARD, PRES., V.P. OR GEN. PARTNER

S143028

Change form must be signed with title and date provided.

MARK TYPE OF CHANGE

- ☐ 1. Change of Agent Name
- ☐ 2. Change of Agent Address
- XX 3. Change of Both

MAIL TO: Department of State
Annual Report Section
P.O. Box 12612
Newark, N.J. 07197-2612

REMIT $10.00

IMPORTANT NOTICE

Failure to notify the Secretary of State of a change in the registered agent name or registered office address will result in the penalty set forth by law.

COA-O

FOR OFFICIAL USE ONLY

FILED

APR 27 1994

4-27-94

LONNA R HOOKS
Secretary of State

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120481

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON July 11, 2001 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED

JUL 11 2001

STATE TREASURER

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF UTZ ENGINEERING, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of Utz Engineering, Inc., and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the number of members comprising the Board of Directors is three.

SECOND: The Certificate of Incorporation is hereby amended to provide that the number of members comprising the Board of Directors is two.

THIRD: The amendment was adopted on the 15th day of September, 2000, with 585,180 shares voting in favor of the amendment, 13,820 shares voting against, and 1,000 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 11 day of July, 2001.

FRANK COLONESE, President

c:\utz\amendment.directors

3508820000

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120482

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON January 17, 2002 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

CGN

C-102A Rev 12/93

FILED

JAN 17 2002

STATE TREASURER

New Jersey Department of the Treasury
Division of Revenue
Certificate of Amendment to the
Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following certificate of Amendment to its certificate of Incorporation:

1. The name of the corporation is:

   Utz Engineering, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 26th day of September 2001:

   Resolved, that the Certificate of Amendment (filed on April 3, 1991 with Joan Haberle, Secretary of State) to the Certificate of Incorporation of Utz Engineering, Inc. be amended to read as follows:

   The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is **UTZ TECHNOLOGIES, INC.** effective upon filing hereof.

3. The number of shares outstanding at the time of the adoption of the amendment was: 980,000.

   The total number of shares entitled to vote thereon was: 980,000.

4. The number of shares voting for and against such amendment is as follows:

Number of Shares Voting **for** Amendment	Number of Shares Voting **against** Amendment
806,100	18,320

BY: [signature]
FRANK M. COLONESE
President and CEO

35088 20000

Dated this 25th day of October 2001

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name: UTZ TECHNOLOGIES, INC.
Business Id: 3508820000
Certificate Number: 6000120485

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON February 3, 2003 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

01/15/2003 15:45 9739162942 FRANK M COLONESE PAGE 02

AMC

FILED

FEB 3 2003

STATE TREASURER

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF UTZ TECHNOLOGIES, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of Utz Technologies, Inc. and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the number of members comprising the Board of Directors is two; and further provides that the Board of Directors is classified, with each Director having a three (3) year term.

SECOND: The Certificate of Incorporation is hereby amended to provide that the Board of Directors is declassified; and, expanded to three members, each of whom shall be elected annually for one (1) year terms, based upon cumulative voting.

THIRD: The Certificate of Incorporation is hereby further amended to provide that any increase or decrease in the number of Directors from the current three (3) members shall require the affirmative vote of the shareholders holding at least eighty (80%) percent of the outstanding voting shares of the corporation.

FOURTH: This amendment was adopted on the 22nd day of October, 2002, with 880,620 shares voting in favor of the amendment, 0 shares voting against, and 0 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 15th day of January, 2003.

[signature]

FRANK COLONESE, President

Utz\CertificateofAmendment.11003

3508820000

S1208495

J2318167

FEB 03 2003 09:13 PAGE.03

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120480

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A CHANGE OF AGENT AND OFFICE ON October 30, 2003 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

C-104G Rev. 7/1/02

CAO

FILED

OCT 30 2003

State Treasurer

New Jersey Division of Revenue

CERTIFICATE of CHANGE of REGISTERED OFFICE
&/or REGISTERED AGENT

(For Use by Domestic and Foreign, Profit and Non-profit Corporations)

CORPORATION NAME: Utz Technologies, Inc.

STATE OF ORIGINAL INCORPORATION: New Jersey

IMPORTANT - INCLUDE INFORMATION ON BOTH THE PRIOR AND NEW AGENT

PRIOR AGENT NAME: Frank Colonese

PRIOR AGENT STREET ADDRESS:

101 Industrial East

CITY	STATE	ZIP
Clifton	NJ	07012

NEW AGENT NAME: Robert J. Woehling

NEW AGENT STREET ADDRESS:

50 Elmer Street

CITY	STATE	ZIP
Westfield	NJ	07090

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, te changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

By Frank Colonese
(Signature of Officer)

Title President
(Type)

Date: October 22, 2003

NOTE - This form must be executed by the chairman of the board, the president, or the vice president of the corporation.

FEES: Change of Agent Name-$25.00
Change of Agent Address-$25.00
Change of Both-$25.00

MAIL TO: NJ Division of Revenue
PO Box 308
Trenton, NJ 08625

Make checks payable to: TREASURER, STATE OF NEW JERSEY (NO CASH PLEASE)

3508820000

1321645
2533979

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120477

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A STREAMLINE REINSTATEMENT ON April 29, 2020 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES
CERTIFICATE OF REINSTATEMENT

UTZ TECHNOLOGIES, INC.
3508820000

I, the Treasurer of the State of New Jersey, do hereby certify that the above-named entity did on the 29th of April 2020 file in this department a Streamlined Reinstatement pursuant to P.L. 2019, c. 149.

The undersigned represents that they are authorized to sign this form on behalf of the above-named entity.

Signature and Title:

Lawrence Lonergan

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal, this 29th day of April, 2020

Elizabeth Maher Muoio
State Treasurer

Certificate Number : 2475914554
Verify this certificate online at
https://www.njportal.com/DOR/businessrecords/Validate.aspx

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120484

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A CHANGE OF AGENT AND OFFICE ON April 29, 2020 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES
CHANGE OF REGISTERED AGENT CERTIFICATE

UTZ TECHNOLOGIES, INC.
3508820000

The Division of Revenue and Enterprise Services hereby affirms that the following change was submitted on 04/29/2020 for UTZ TECHNOLOGIES, INC..

Previous Registered Agent and Office

ROBERT J WOEHLING
50 ELMER STREET
WESTFIELD, NJ 07090-0000

New Registered Agent and Office

The Lonergan Law Firm, LLC
96 PARK ST
MONTCLAIR, NJ 07042-2929

THE GREAT SEAL OF THE STATE OF NEW JERSEY
LIBERTY AND PROSPERITY
1776

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal, this 29th day of April, 2020

Elizabeth Maher Muoio
State Treasurer

Certificate Number : 2475914664
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120476

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON May 22, 2007 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

Received: May 21 2007 11:44am
May 21 07 11:40a Adrianna . 9545259787 p.1

CGN

FILED
MAY 2 2 2007
STATE TREASURER
3508820000

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF CORPORATION Of UTZ TECHNOLOGIES, INC.

The Undersigned has executed and is filing this Certificate of Amendment, pursuant to the majority vote of the Shareholders of Utz Technologies, Inc., and in accordance with the provisions of the New Jersey Business corporation Act.

FIRST: The Certificate of Incorporation presently provides that the name of the Corporation is Utz Technologies, Inc.

SECOND: The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is PhoneBrasil International, Inc., effective upon filing hereof.

THIRD: The certificate of Incorporation presently provides that the authorized shares of the Corporation are Six Million (6.000,000) Shares without par value.

FOURTH: The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Thirty Million (30,000,000) Shares without par value, upon filing hereof.

FIFTH: The Amendments were adopted, on the 12th day of May 2007, by a majority vote of Shareholders. There were 718,000 shares with voting rights; 400,000 voted in favor of the amendments; 0 shares voted against the amendments and 318,000 shares were not present at the meeting of shareholders, either in person or by proxy.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of May 12, 2007

Dennis Curtis, President

ATTEST:

Hope Helimeh, Secretary

Remove from Imaging Record. Done

S1843917
J3458909
J3458910

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120483

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON May 22, 2007 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

May 21 07 11:40a Received: Adrianna . May 21 2007 11:44am 9545259787 p.1

CGN

FILED

MAY 2 2 2007

STATE TREASURER

3508820000

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF CORPORATION
Of
UTZ TECHNOLOGIES, INC.

The Undersigned has executed and is filing this Certificate of Amendment, pursuant to the majority vote of the Shareholders of Utz Technologies, Inc., and in accordance with the provisions of the New Jersey Business corporation Act.

FIRST: The Certificate of Incorporation presently provides that the name of the Corporation is Utz Technologies, Inc.

SECOND: The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is PhoneBrasil International, Inc., effective upon filing hereof.

THIRD: The certificate of Incorporation presently provides that the authorized shares of the Corporation are Six Million (6.000,000) Shares without par value.

FOURTH: The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Thirty Million (30,000,000) Shares without par value, upon filing hereof.

FIFTH: The Amendments were adopted, on the 12th day of May 2007, by a majority vote of Shareholders. There were 718,000 shares with voting rights; 400,000 voted in favor of the amendments; 0 shares voted against the amendments and 318,000 shares were not present at the meeting of shareholders, either in person or by proxy.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of May 12, 2007

Dennis Curtis, President

ATTEST:

Hope Helimeh, Secretary

S1843917
T3458909
T3458910

Mail to: PO Box 308
Trenton, NJ 08646

FEE REQUIRED

STATE OF NEW JERSEY
DIVISION OF REVENUE

REGISTRATION OF ALTERNATE NAME

Overnight to: 33 West State St.
5th Floor
Trenton, NJ 08608-1214

C-150G

Complete the following applicable information, and sign in the space provided. Please note that once filed, the information contained in the filed form is considered public. **Refer to the instructions on page 26 for filing fees and field-by-field requirements.** Remember to remit the appropriate fee amount. Use attachments if more space is required for any field.

Check Appropriate Statute:

X Title 14A:2-2.1 (2) New Jersey Business Corporation Act
Title 42:2C-4 Limited Liability Company
Title 15A:2-2-3 (b) New Jersey Nonprofit Corporation Act
Title 42:2A-6 Limited Partnership

Pursuant to the provisions of the appropriate statute, checked above, of the New Jersey Statutes, the undersigned corporation/business entity hereby applies for the registration of an Alternate Name in New Jersey for a period of five (5) years, and for that purpose submits the following application:

1. Name of Corporation/Business: Utz Technologies, Inc.
2. NJ 10-digit ID number: 3508820000
3. Set forth state of Original Incorporation/Formation: New Jersey
4. Date of Incorporation/Formation: March 10, 1971

   Date of Authorization (Foreign):
5. Alternate Name to be used: PhoneBrasil International, Inc.
6. State the purpose or activity to be conducted using the Alternate Name: Holding Company
7. The Business intends to use the Alternate Name in this State.
8. The Business has not previously used the Alternate Name in this State in violation of this Statute, or; if it has, the month and year in which it commenced such use is: ______

ANA

FILED
JUN 26 2020
STATE TREASURER

3508820000

Signature requirements:

For Corporations	Chairman of the Board., President, Vice-President
For Limited Partnerships	General Partner
For all Other Business Types	Authorized Representative

David Lazar
SIGNATURE:

CEO
TITLE:

David Lazar
NAME (please type):

5/4/20
DATE:

THE PURPOSE OF THIS FORM IS TO SIMPLIFY THE FILING REQUIREMENTS. IT DOES NOT REPLACE THE NEED FOR COMPETENT LEGAL ADVICE.

S 3094192
7 5408193

- 25 -

C-100A Rev. 3/2013
Part 2

RST

Certificate Required to be filed with the

RESTATED CERTIFICATE of INCORPORATION

(For Use by Domestic Corporations)

3508820000

Pursuant to N.J.S.A.14A:9-5 (5), the undersigned corporation hereby executes the following certificate:

FILED

SEP 30 2020

STATE TREASURER

1. Name of Corporation: PhoneBrasil International, Inc., f/k/a Utz International, Inc.
2. Restated Certificate of Incorporation was adopted on the 30th day of September, 2020

(Use the following clause if the Restated Certificate was adopted by the shareholders.)

3. At the time of the adoption of the Restated Certificate of Incorporation, the number of shares outstanding was:
The total of such shares entitled to vote thereon, and the vote of such shares was:

Total Number of Shares Entitled to Vote	Number of Shares Voted For	Against
29,034,000	18,000,000	0

At the time of adoption of the Restated Certificate of Incorporation, the number of outstanding shares or each class or series entitled to vote thereon as a class and the vote of such shares, was: (if inapplicable, insert none".)

Class or Series	Total Number of Shares Entitled to Vote	Number of Shares Voted For	Against

(Use the following if the Restated Certificate does not amend the Certificate of Incorporation.)

4. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of this corporation as heretofore amended or supplemented and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

(Use the following if the Restated Certificate further amends the Certificate of Incorporation.)

5. This Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation by: (insert amendment or amendments adopted. If such amendment is intended to *provide for an exchange, reclassification or cancellation of issued shares, insert a statement of the manner in which the same* shall be affected.)
The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Three Hundred and Ten Million (200,000,000) Shares with par value of $0.000001. The Certificate of Incorporation is hereby further amended to authorize the issuance of Ten Million (10,000,000) Preferred Shares with par value of $0.000001.

6. Other Provisions: The Preferred Shares are designated to be convertible at a rate of 1:30.

Signature: /David Lazar/ Date: 9/30/20

Name: David Lazar Title: President

(Must be Chair. of Board, Pres., or Vice Pres.)

C-152 Rev. 3/2013

FILED

JAN 27 2021

STATE TREASURER

New Jersey Division of Revenue & Enterprise Services
CERTIFICATE OF CORRECTION
(For use by Domestic, Foreign, Profit and Nonprofit Corporations)

To file electronically:
1. Enter the information requested below and sign by typing your name in the signature field. The form can only be filled in using the free Adobe Acrobat Reader 9.1 or greater. *(See the pages following this form for field by field instructions, and notes on delivery and processing of work requests.)*
2. Click the "Add Attachments" button to add attachments if required *(Check the field by field instructions to see if you must include an attachment(s)).*
3. After the form has been filled in properly, please save a copy to your computer so that you can upload the form to the State of New Jersey Division of Revenue & Enterprise Services Central Forms Repository Web application by following the instructions in the next step.
4. Click the "Open the Central Forms Repository Home Page to start the Form Submission Process" button at the bottom of the form. *(This action will launch the State of New Jersey Division of Revenue & Enterprise Services Central Forms Repository Web application. If you have not created an account in the application, you will need to do so before using the online Web application. Once your account is created, please login to the application and follow the instructions for submitting your form and payment online.)*

Check Appropriate Statute:

[X] Title 14A:1-6 (5) New Jersey Business Corporation Act

[ ] Title 15A:1-7 (e) New Jersey Nonprofit Corporation Act

CERTIFICATE OF CORRECTION OF:

Corporation Name: PhoneBrasil International, Inc., f/k/a Utz International, Inc.

Corporation Number: 3508820000

The undersigned hereby submits for filing a Certificate of Correction executed on behalf of the above named Corporation, pursuant to the provisions of the appropriate New Jersey statute.

1. The Certificate to be corrected is: Certificate of Designation

Date Filed: Sep 30, 2020

2. The inaccuracy in the Certificate is (indicate inaccuracy or defect): Article # 5
The inaccuracy is in Article 5 on the second page where (200,000,000) is written instead of (310,000,000). The Certificate of Incorporation is hereby amended to increase the number of authorized Shares of the Corporation to Three Hundred and Ten Million (200,000,000) Shares with par value of $0.000001. The Certificate of Incorporation is hereby further amended to authorize the issuance of Ten Million (10,000,000) Preferred Shares with Par Value $0.00001.

3. The Certificate hereby reads as follows:
The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to 310,000,000 shares, par value of $.000001. The Certificate of Incorporation is hereby further amended to authorize the issuance of 10,000,000 preferred shares, par value $.000001.

Signature: [signature] Date: 1/19/21

Name: Ross DiMaggio

Title: Chairperson of the Board

(Must be Chairperson of the Board, President or Vice President)

Add Attachments | Open the Central Forms Repository Home Page to start the Form Submission Process

 APPENDIX B

2020 Amendment

C-100A Rev. 3/2013
Part 2

RST

Certificate Required to be filed with the

RESTATED CERTIFICATE of INCORPORATION

(For Use by Domestic Corporations)

3508820000

Pursuant to N.J.S.A.14A:9-5 (5), the undersigned corporation hereby executes the following certificate:

FILED

SEP 30 2020

STATE TREASURER

1. Name of Corporation: PhoneBrasil International, Inc., f/k/a Utz International, Inc.
2. Restated Certificate of Incorporation was adopted on the 30th day of September, 2020

(Use the following clause if the Restated Certificate was adopted by the shareholders.)

3. At the time of the adoption of the Restated Certificate of Incorporation, the number of shares outstanding was:
   The total of such shares entitled to vote thereon, and the vote of such shares was:

Total Number of Shares Entitled to Vote	Number of Shares Voted For	Against
29,034,000	18,000,000	0

At the time of adoption of the Restated Certificate of Incorporation, the number of outstanding shares or each class or series entitled to vote thereon as a class and the vote of such shares, was: (if inapplicable, insert none".)

Class or Series	Total Number of Shares Entitled to Vote	Number of Shares Voted For	Against

(Use the following if the Restated Certificate does not amend the Certificate of Incorporation.)

4. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of this corporation as heretofore amended or supplemented and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

(Use the following if the Restated Certificate further amends the Certificate of Incorporation.)

5. This Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation by: (insert amendment or amendments adopted. If such amendment is intended to *provide for an exchange, reclassification or cancellation of issued shares, insert a statement of the manner in which the same* shall be affected.)
   The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Three Hundred and Ten Million (200,000,000) Shares with par value of $0.000001. The Certificate of Incorporation is hereby further amended to authorize the issuance of Ten Million (10,000,000) Preferred Shares with par value of $0.000001.
6. Other Provisions: The Preferred Shares are designated to be convertible at a rate of 1:30.

Signature: /David Lazar/ Date: 9/30/20

Name: David Lazar Title: President

(Must be Chair. of Board, Pres., or Vice Pres.)

C-152 Rev. 3/2013

FILED

JAN 27 2021

STATE TREASURER

New Jersey Division of Revenue & Enterprise Services
CERTIFICATE OF CORRECTION
(For use by Domestic, Foreign, Profit and Nonprofit Corporations)

To file electronically:
1. Enter the information requested below and sign by typing your name in the signature field. The form can only be filled in using the free Adobe Acrobat Reader 9.1 or greater. *(See the pages following this form for field by field instructions, and notes on delivery and processing of work requests.)*
2. Click the "Add Attachments" button to add attachments if required *(Check the field by field instructions to see if you must include an attachment(s)).*
3. After the form has been filled in properly, please save a copy to your computer so that you can upload the form to the State of New Jersey Division of Revenue & Enterprise Services Central Forms Repository Web application by following the instructions in the next step.
4. Click the "Open the Central Forms Repository Home Page to start the Form Submission Process" button at the bottom of the form. *(This action will launch the State of New Jersey Division of Revenue & Enterprise Services Central Forms Repository Web application. If you have not created an account in the application, you will need to do so before using the online Web application. Once your account is created, please login to the application and follow the instructions for submitting your form and payment online.)*

Check Appropriate Statute:

[X] Title 14A:1-6 (5) New Jersey Business Corporation Act

[ ] Title 15A:1-7 (e) New Jersey Nonprofit Corporation Act

CERTIFICATE OF CORRECTION OF:

Corporation Name: PhoneBrasil International, Inc., f/k/a Utz International, Inc.

Corporation Number: 3508820000

The undersigned hereby submits for filing a Certificate of Correction executed on behalf of the above named Corporation, pursuant to the provisions of the appropriate New Jersey statute.

1. The Certificate to be corrected is: Certificate of Designation

Date Filed: Sep 30, 2020

2. The inaccuracy in the Certificate is (indicate inaccuracy or defect): Article # 5
The inaccuracy is in Article 5 on the second page where (200,000,000) is written instead of (310,000,000). The Certificate of Incorporation is hereby amended to increase the number of authorized Shares of the Corporation to Three Hundred and Ten Million (200,000,000) Shares with par value of $0.000001. The Certificate of Incorporation is hereby further amended to authorize the issuance of Ten Million (10,000,000) Preferred Shares with Par Value $0.00001.

3. The Certificate hereby reads as follows:
The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to 310,000,000 shares, par value of $.000001. The Certificate of Incorporation is hereby further amended to authorize the issuance of 10,000,000 preferred shares, par value $.000001.

Signature: [signature] Date: 1/19/21

Name: Ross DiMaggio

Title: Chairperson of the Board

(Must be Chairperson of the Board, President or Vice President)

Add Attachments | Open the Central Forms Repository Home Page to start the Form Submission Process

APPENDIX C

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

PHONEBRASIL INTERNATIONAL, INC. FORMERLY KNOWN

AS UTZ TECHNOLOGIES, INC.

PhoneBrasil International, Inc., formerly known as Utz Technologies, Inc., a corporation organized and existing under and by virtue of the provisions of the New Jersey Business Corporation Act,

DOES HEREBY CERTIFY:

1. That the name of this corporation is PhoneBrasil International, Inc., and that this corporation was originally incorporated pursuant to the New Jersey Business Corporation Act on March 10, 1971 under the name Donald Utz Engineering, Inc.

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the corporation’s principal stockholder.

3. That the principal stockholder which holds approximately 62.00% of the voting power approved the proposed amendment and restatement.

4. The proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

1. The name of the corporation is PhoneBrasil International, Inc. (the “Corporation”).

2. The address of the Corporation’s registered office in the State of New Jersey is 12 Christopher Way #200, Eatontown, NJ 07724. The name of its registered agent at such address is Corporate Creations Network Inc.

3. The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the New Jersey Business Corporation Act.

4. (a) The total number of shares of stock of all classes and series the Corporation shall have authority to issue is 1,660,000,000 shares consisting of (i) 1,650,000,000 shares of Common Stock, par value of $0.000001 per share, and (ii) 10,000,000 shares of Preferred Stock, par value $0.000001.

(b) Shares of Preferred Stock may be issued from time-to-time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors (the “Board”) of the Corporation as hereinafter provided. In connection with the establishment of any such series, the Board may determine and fix the designation of and the number of shares comprising such series, and such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, if any, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the New Jersey Business Corporation Act.

(c) Voting.

(1) Except as required by law, each share of Common Stock shall entitle the holder to one vote for each share of Common Stock held on any matter submitted to the stockholders of the Corporation for a vote or approval.

(2) Unless required by law, there shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock of the Corporation entitled to vote thereon (in addition to any vote of the holders of one or more series of Preferred Stock entitled to vote thereon) unless a different vote is required by applicable law.

(3) Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on the approval of any amendment to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock.

5. Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

(a) Powers of the Board. In addition to the powers and authority expressly conferred upon them by applicable law or by this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

(b) Number of Directors. Except as may be provided in a resolution or resolutions of the Board providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series and except as otherwise required by applicable law, the total number of directors constituting the Board shall be fixed from time-to-time in accordance with the Bylaws.

(c) Removal of Directors. Except as may be provided in a resolution or resolutions of the Board providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series and except as otherwise required by applicable law, the Board or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors.

(d) Current Board. The name and mailing address of the Board member of the Corporation as of the date of this Amended and Restated Certificate of Incorporation is Ross DiMaggio, c/o Nason, Yeager, Gerson, Harris & Fumero, P.A., 3001 PGA Boulevard, Suite 305, Palm Beach Gardens, FL 33410.

6. Bylaws. Subject to any additional vote required by this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board then in office shall be required in order for the Board to adopt, repeal, alter, amend or rescind the Corporation’s Bylaws. The stockholders shall also have power to adopt, repeal, alter, amend or rescind the Bylaws.

7. Stockholders’ Meetings.

(a) Meetings of stockholders may be held within or without the State of New Jersey, as the Bylaws may provide. The books of the Corporation may be kept outside the State of New Jersey at such place or places as may be designated from time-to-time by the Board or in the Bylaws.

(b) Election of directors need not be by written ballot unless the Bylaws shall so provide.

(c) Except as otherwise required by law, special meetings of the stockholders of the Corporation may be called only by (i) an officer of the Corporation pursuant to a resolution adopted by a majority of the Board then in office or (ii) the Chairperson of the Board.

8. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

9. To the fullest extent permitted by law, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of any duty owed to the Corporation or its stockholders, except if and to the extent that the liability arises from a breach of duty based upon an act or omission (a) in breach of such person’s duty of loyalty to the Corporation or its stockholders, (b) not in good faith or involving a knowing violation of law, or (c) resulting in receipt by such person of an improper personal benefit. As used in this subsection, an act or omission in breach of a person’s duty of loyalty means an act or omission which that person knows or believes to be contrary to the best interests of the Corporation or its stockholders in connection with a matter in which he has a material conflict of interest. If the New Jersey Business Corporation Act or any other law of the State of New Jersey is amended after approval by the stockholders of this Section 9 to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the New Jersey Business Corporation Act or other law of the State of New Jersey as so amended. Any repeal or modification of the foregoing provisions of this Section 9 by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

10. Indemnification.

(a) To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the New Jersey Business Corporation Act permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 14A:3-5 of the New Jersey Business Corporation Act. Any amendment, repeal or modification of the foregoing provisions of this Section 10 shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

(b) Notwithstanding the indemnification provided for by this Section 10, the Corporation’s Bylaws, or any written agreement, such indemnity shall not include any advancement of expenses incurred by such indemnitees relating to or arising from any proceeding in which the Corporation asserts a direct claim against an Indemnitee, or an Indemnitee asserts a direct claim against the Corporation, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise. Following the termination of any proceeding, the Corporation may provide indemnification in accordance with this Section 10, the Company’s Bylaws, any written agreement or the New Jersey Business Corporation Act.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ___ day of August, 2021.

By:
, Chief Executive Officer

43